SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                    FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                             -----------------

                              JANUARY 7, 2000
              Date of Report (Date of Earliest Event Reported)


                              AQUARION COMPANY
           (Exact name of Registrant as specified in its charter)



           DELAWARE                      1-8060              06-0852232
 (State or Other Jurisdiction of    (Commission File       (IRS Employer
 Incorporation or Organization)         Number)          Identification No.)


 835 MAIN STREET                                        203-335-2333
 BRIDGEPORT, CONNECTICUT 06604                (Registrant's Telephone Number,
 (Address of Principal Executive Office)            Including Area Code)


                                  NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

           On January 7, 2000, Aquarion issued a press release announcing the consummation of the merger of Aquarion Company with Waterman
 Acquisition Corp., a wholly owned subsidiary of Kelda Group plc (formerly Yorkshire Water plc). The press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 Exhibit
    No.     Description
 -------    -----------
 99.1       Press Release issued by Aquarion Company dated January 7, 2000.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               AQUARION COMPANY


                               By: /s/ Janet M. Hansen
                                   ---------------------------------------
                                   Name:   Janet M. Hansen
                                   Title:  Executive Vice President, Chief
                                           Financial Officer and Treasurer


 Date:  January 7, 2000




                               AQUARION COMPANY
                          CURRENT REPORT ON FORM 8-K
                         REPORT DATED JANUARY 7, 2000


                               EXHIBIT INDEX

 EXHIBIT
    NO.      DESCRIPTION
 -------     -----------
 99.1        Press Release issued by Aquarion Company dated January 7, 2000.